UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 14, 2025
KIMBALL ELECTRONICS, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-36454	35-2047713
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1205 Kimball Boulevard, Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (812) 634-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Share Owners of the Company held on November 14, 2025, the Share Owners voted on the following items:
1. The Board of Directors (the “Board”) is divided into three classes with approximately one-third of the directors up for election each year, with Class II standing for election at this meeting. Director nominees are elected by a majority of the votes cast by the shares entitled to vote in the election at the meeting. The Share Owners voted to reelect each of the Class II nominees for director as follows:

Class II Nominees for Directors to serve a three-year term	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes Cast in Favor
Michele A. M. Holcomb, PhD	18,231,454	681,693	2,715,452	96%
Tom G. Vadaketh	18,718,355	194,792	2,715,452	99%
Holly A. Van Deursen	18,494,741	418,406	2,715,452	98%
2. The Share Owners voted to ratify the selection of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for fiscal year 2026 as follows:

Votes For	Votes Against	Votes Abstaining	Percentage of Votes Cast in Favor
20,926,348	676,428	25,823	97%
3. The Share Owners approved, on a non-binding, advisory basis, the compensation paid to the Company’s Named Executive Officers as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Percentage of Votes Cast in Favor
18,229,506	357,968	325,673	2,715,452	98%

Item 8.01 Other Events
Board Chair, Committee Appointments
On November 14, 2025, the Board, at its regular meeting held after the annual Share Owners’ meeting, maintained its Committee and Chairperson appointments from the prior year. Robert J. Phillippy will continue as Chairperson of the Board. The current compositions of the Board’s Committees are listed in the table below:

Director	Audit Committee	Nominating and ESG Committee	Talent, Culture, Compensation Committee
Michele A. M. Holcomb		Chair
Gregory J. Lampert	X	X
Colleen C. Repplier		X	X
Gregory A. Thaxton	X		X
Tom G. Vadaketh	Chair
Holly A. Van Deursen			Chair
Each of the three Committees reports directly to the Board and is comprised entirely of independent Directors.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:

Exhibit
Number	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL ELECTRONICS, INC.

By:	/s/ Douglas A. Hass
DOUGLAS A. HASS Chief Legal & Administrative Officer, Secretary
Date: November 18, 2025